UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2009

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33220	33-1151291
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1981 Marcus Avenue

Lake Success, New York 11042

(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On September 21, 2009, Richard J. Daly, Chief Executive Officer of Broadridge Financial Solutions, Inc. (the “Company”), will deliver a presentation to investors and analysts at the Bank of America – Merrill Lynch SMid Cap Conference 2009 in Boston. A live webcast of the presentation, as well as the materials used in the presentation, will be available via the Internet at the Company’s Investor Relations home page, www.broadridge-ir.com. The Company’s presentation is scheduled to begin at 1:40 p.m. Eastern Time. The materials to be used in the presentation are attached hereto as Exhibit 99.1.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

Exhibits. The following exhibit is furnished herewith:

Exhibit No.	Description
99.1	Broadridge Financial Solutions, Inc. Presentation at Bank of America – Merrill Lynch SMid Cap Conference 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2009

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ Dan Sheldon
Name:	Dan Sheldon
Title:	Vice President, Chief Financial Officer